Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October 5, 2011 (the “Amendment”) is entered into among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders party hereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Parent Borrower, the Lenders, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of June 30, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Incremental Facility Activation Notice” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Incremental Facility Activation Notice”: a notice substantially in the form of Exhibit G, together with such changes to such form as may be agreed to by the applicable Borrower and the Lenders party to such notice.

(b)           The following definition of “Incremental Term Loan X” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Incremental Term Loan X”:  the Incremental Term Loans in the aggregate principal amount of $300,000,000 made to the Parent Borrower pursuant to the Incremental Facility Activation Notice (Incremental Term Loan X) dated as of October 5, 2011 among the Parent Borrower and the Lenders party thereto.

(c)           The definition of “Incremental Term Loan Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Incremental Term Loan Maturity Date”:  with respect to the Incremental Term Loans to be made pursuant to any Incremental Facility Activation Notice, the maturity date specified in such Incremental Facility Activation Notice, which shall be (other than with respect to the Incremental Term Loan X) a date no earlier than the earlier of (a) the Domestic Revolving Credit Maturity Date and (b) the Global Revolving Maturity Date, in each case in effect prior to the delivery of such Incremental Facility Activation Notice.  The maturity date with respect to the Incremental Term Loan X shall be the date eighteen (18) months after the date of the funding of such Incremental Term Loan X in accordance with the applicable Incremental Facility Activation Notice.

(d)           The first sentence of the definition of “Lenders” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Lenders”:  the Persons listed on Schedule 1.1A, any other Person that shall have become a party hereto pursuant to a New Lender Supplement or an Incremental Facility Activation Notice and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

(e)           The definition of “Obligations” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Obligations”:  the collective reference to the unpaid principal of and interest (and premium, if any) on the Loans, Reimbursement Obligations, Bilateral Foreign Credit Reimbursement Obligations and Participation Foreign Credit Reimbursement Obligations and all other obligations and liabilities of the Borrowers (including interest accruing at the then applicable rate provided herein after the maturity of the Loans, Reimbursement Obligations, Bilateral Foreign Credit Reimbursement Obligations and Participation Foreign Credit Reimbursement Obligations and interest accruing at the then applicable rate provided herein after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or any Subsidiary Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender (or, in the case of any Hedging Agreement of any Borrower or any Subsidiary Guarantor or any Specified Cash Management Agreement, any Lender or any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter Incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents, any Hedging Agreement of any Borrower or any Subsidiary Guarantor with any Lender or Affiliate of a Lender or Specified Cash Management Agreement with any Lender or any Affiliate of any Lender, in each case whether on account of principal, interest, premium, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Agent or to any Lender that are required to be paid by any Borrower or any Subsidiary Guarantor pursuant to the terms of any of the foregoing agreements).

(f)            The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Permitted Acquisition”:  any acquisition by the Parent Borrower or any Subsidiary of all or substantially all of the Capital Stock of, or all or substantially all of the assets of, or of a business, unit or division of, any Person (including any related Investment in any Subsidiary in order to provide all or any portion of the Consideration for such acquisition); provided that (a) the Parent Borrower shall be in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Section 6.1, in each case recomputed as at the last day of the most recently ended fiscal quarter of the Parent Borrower for which the relevant information is available as if such acquisition had occurred on the first day of each relevant period for testing such compliance (as demonstrated, in the case of any acquisition for which the aggregate Consideration is greater than or equal to $100,000,000, in a certificate of a Financial Officer delivered to the Administrative Agent prior to the consummation of such acquisition); provided that with respect to any computation for any acquisition of any Person, all terms of an accounting or financial nature with respect to such Person and its Subsidiaries shall be construed in accordance with the financial standards applicable to such Person and its Subsidiaries, as in effect at the time of such acquisition; provided that with respect to such computation for the Parent Borrower’s acquisition of Clyde Union (Holdings) S.a.r.l. (“Clyde Sarl”), all terms of an accounting or financial nature with respect Clyde Sarl and its Subsidiaries shall be construed in accordance with the International Financial Reporting Standards, as in effect at the time of such acquisition; (b) no Specified Default shall have occurred and be continuing, or would occur after giving effect to such acquisition, (c) substantially all of the property so acquired (including substantially all of the property of any Person whose Capital Stock is directly or indirectly acquired) is useful in the business of the general type conducted by the Parent Borrower and its Subsidiaries on the Effective Date or businesses reasonably related thereto, (d) the Capital Stock so acquired (other than any Capital Stock that is not required by Section 5.11 to become Collateral) shall constitute and become Collateral as and when required by Section 5.11, (e) if the Ratings Event shall have occurred, substantially all of the property other than Capital Stock so acquired (including substantially all of the property of any Person whose Capital Stock is directly or indirectly acquired when such Person becomes a direct or indirect Wholly Owned Subsidiary of the Parent Borrower in accordance with clause (f), below, but excluding any assets to the extent such assets are not required by Section 5.11 to become Collateral) shall constitute and become Collateral, (f) any Person whose Capital Stock is directly or indirectly acquired shall be, after giving effect to such acquisition, (i) with respect to any such Person that is a Domestic Subsidiary, within six (6) months of such acquisition, a direct or indirect Wholly Owned Subsidiary of the Parent Borrower, and (ii) with respect to any such Person that is a Foreign Subsidiary, within eighteen (18) months of such acquisition at least 80% of the Capital Stock of such Foreign Subsidiary shall be owned directly or indirectly by the Parent Borrower, and (g) any such acquisition shall have been approved by the board of directors or comparable governing body of the relevant Person (unless such relevant Person is a majority owned Subsidiary prior to such acquisition).

(g)           The definition of “Permitted Maturity” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Permitted Maturity”:  (i) with respect to any Participation Foreign Credit Instrument, a maximum tenor of 60 months following the respective issuance date (which (x) in the case of any Participation Foreign Credit Instrument that is rolled into this Agreement in accordance with the provisions hereof, shall be the date of such roll-in, and (y) in the case of any extension of any Participation Foreign Credit Instrument, shall be the date of the amendment providing for such extension); provided that (a) not more than 33 1/3% of the total Participation Foreign Credit Instrument Issuing Commitments may be used for Participation Foreign Credit Instruments with a tenor of 48 months or more and (b) no Participation Foreign Credit Instrument may have a maximum tenor that is more than 36 months after the then effective Foreign Trade Maturity Date.  For purposes of this definition, “tenor” shall mean the period remaining from time to time until the maturity of the relevant Participation Foreign Credit Instrument determined on the basis of the expiration date specified in the relevant Foreign Credit Instrument in accordance with Section 2.6(c)(iv), or, in the absence of such specific expiration date, the remaining Commercial Lifetime and (ii) with respect to any Bilateral Foreign Credit Instrument, the tenor agreed to by the applicable Borrower and the applicable Bilateral Foreign Issuing Lender.

(h)           The definition of “Prepayment Event” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Prepayment Event”:

(a)           any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by paragraph (a), (b), (c), (d) or (g) of Section 6.6) that yields aggregate gross proceeds to the Parent Borrower or any of the Subsidiary Guarantors (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $25,000,000; or

(b)           any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property of the Parent Borrower or any Subsidiary Guarantor that yields Net Proceeds in excess of $10,000,000;

(c)         the Incurrence by the Parent Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 6.2; or

(d)         the Incurrence by the Parent Borrower or any Subsidiary of any unsecured Indebtedness in the form of a private or public note or bond issuance (for the avoidance of doubt, excluding credit facilities or receivables securitization facilities, even if notes are issued to the lenders or other financing sources thereunder) pursuant to the basket provided in Section 6.2(l).

(i)            The definition of “Consolidated Total Debt” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

For the avoidance of doubt, if the proceeds of any Incremental Term Loan are maintained with the Administrative Agent, such cash proceeds shall be netted against Consolidated Total Debt in accordance herewith, subject to the $50,000,000 aggregate floor specified above.

(j)            The following sentence is hereby added at the end of Section 1.4 of the Credit Agreement to read as follows:

Notwithstanding the foregoing, during (i) the period from the date of any acquisition of any Person in accordance with the terms hereof through the last day of the fiscal quarter of the Parent Borrower in which the acquisition of such Person is consummated only, at the election of the Parent Borrower, all terms of an accounting or financial nature with respect to such Person and its Subsidiaries shall be construed in accordance with the accounting standards applicable to such Person and its Subsidiaries, as in effect during such time period and (ii) the period from the date of the Parent Borrower’s acquisition of

Clyde Sarl in accordance with the terms hereof through the last day of the fiscal quarter of the Parent Borrower in which the acquisition of Clyde Sarl is consummated only, at the election of the Parent Borrower, all terms of an accounting or financial nature with respect to Clyde Sarl and its Subsidiaries shall be construed in accordance with the International Financial Reporting Standards, as in effect during such time period.

(k)           The first sentence of Section 2.1(b) of the Credit Agreement is hereby amended to read as follows:

(b)           So long as no Default or Event of Default (including, on a pro forma basis, pursuant to Section 6.1) shall be in existence or would be caused thereby, the Parent Borrower and any one or more Lenders may from time to time agree that such Lenders (or any other additional bank, financial institution or other entity which becomes a Lender pursuant to this Section 2.1(b)) shall add one or more term loan facilities (the loans thereunder, the “Incremental Term Loans”) and/or increase the Commitments in respect of any of the Facilities by executing and delivering to the Administrative Agent and, in the case of any increase in the Foreign Credit Commitments, the Foreign Trade Facility Agent an Incremental Facility Activation Notice specifying (i) the amount of such Incremental Term Loans and/or Commitment increase, and (ii) in the case of any Incremental Term Loans, (A) the applicable Incremental Term Loan Maturity Date, (B) the amortization schedule for such Incremental Term Loans, which shall comply with Section 2.11(a), (C) the Applicable Rate (and/or other pricing terms) for such Incremental Term Loans and (D) the requested currency (which may be in Dollars or any Alternative Currency); provided that (x) the aggregate principal amount of borrowings of Incremental Term Loans outstanding at any time and Commitment increases pursuant to this subsection (b) in effect at any time shall not exceed $1,000,000,000 (it being understood and agreed that (i) if the Parent Borrower concurrently reduces the Foreign Credit Commitment pursuant to Section 2.9 at such time as it increases the Bilateral Foreign Credit Issuing Commitment pursuant to this subsection (b), such increase of the Bilateral Foreign Credit Issuing Commitment shall be included in the calculation of the amount in this clause (x) only to the extent that such increase in the Bilateral Foreign Credit Issuing Commitment exceeds the reduction in the Foreign Credit Commitment and (ii) if any Borrower repays any Incremental Term Loans and/or permanently terminates any Commitments provided pursuant to this subsection (b) the Borrower shall have new availability under this subsection (b) for additional Incremental Term Loans and Commitment increases pursuant to this subsection (b) in the amount of such prepayment and/or termination up to the aggregate amount permitted above) and (y) the Bilateral Foreign Credit Instrument Issuing Commitment after giving effect to any such increases shall not exceed $400,000,000.

(l)            Clause (ii) in Section 2.6(c) of the Credit Agreement is hereby amended to read as follows:

(ii)           the terms and conditions for the requested Foreign Credit Instrument are, in the case of a Participation Foreign Credit Instrument, in accordance with the Mandatory Requirements;

(m)          The first sentence in Section 2.6(e) of the Credit Agreement is hereby amended to read as follows:

No Foreign Credit Instrument shall be issued by any Foreign Issuing Lender if, in the case of a Participation Foreign Credit Instrument, the Mandatory Requirements are not fulfilled.

(n)           Clause (4) in the third sentence of Section 2.6(g)(i) of the Credit Agreement is hereby amended to read as follows:

(4) because it is of the opinion that, in the case of Participation Foreign Credit Instruments, the Mandatory Requirements are not fulfilled, or

(o)           Section 2.6(g)(iv) of the Credit Agreement is hereby amended to read as follows:

(iv)          The relevant Foreign Issuing Lender may either issue the Foreign Credit Instrument directly or, if requested by and agreed with the relevant Borrower, arrange that the Foreign Credit Instrument (an “Indirect Foreign Credit Instrument”) be issued by a second bank (including one of such Foreign Issuing Lender’s domestic or foreign branches or affiliates) or financial institution (the “Indirect Foreign Issuing Lender”) against its corresponding Counter-Guarantee (which may support one or more Indirect Foreign Credit Instruments and which may be for a longer or shorter tenor than such Indirect Foreign Credit Instrument(s) so long as the tenor of such Counter-Guarantee is permitted under this Agreement) in the form satisfactory to the Indirect Foreign Issuing Lender.  In addition, in the case that an issued and outstanding letter of credit, guaranty or surety is being rolled into the Foreign Trade Facility as a Foreign Credit Instrument in accordance with the provisions of this Agreement, then if requested by and agreed with the relevant Borrower, the relevant Foreign Issuing Lender may arrange that one or more corresponding Counter-Guarantees (which may support one or more Indirect Foreign Credit Instruments and which may be for a longer or shorter tenor than such Indirect Foreign Credit Instrument(s) so long as the tenor of such Counter-Guarantee is permitted under this Agreement) in the form satisfactory to the issuer of such existing letter of credit, guaranty or surety be issued by such Foreign Issuing Lender, in which event (A) the issued letter of credit, guaranty or surety shall be treated as an Indirect Foreign Credit Instrument, (B) the issuer thereof shall be treated as an Indirect Foreign Issuing Lender, and (C) such Foreign Issuing Lender rather than the Foreign Trade Facility Agent shall be responsible for checking for compliance with the Mandatory Requirements (except that only the Mandatory Requirements under the headings “Permitted Types of Instruments” and “Expiry” need to be complied with; for the avoidance of doubt, the Mandatory Requirements under the headings “Rules”, “Reference to Underlying Transaction/Purpose Clause” and “Payment Obligations”, as well as the Dispensable Requirements need not be complied with) with respect to such Indirect Foreign Credit Instruments in accordance with the provisions of this Agreement, but the Foreign Trade Facility Agent shall be responsible for checking for compliance with all the Mandatory Requirements with respect to the corresponding Counter-Guarantee(s) in accordance with the provisions of this Agreement.  In case of an Indirect Foreign Credit Instrument, such Foreign Issuing Lender is entitled to receive, for payment to the Indirect Foreign Issuing Lender, separate fees and expenses in respect of such Indirect Foreign Credit Instrument in addition to the fees and expenses pursuant to Section 2.6(p).  In line with international practices, the validity of a Counter-Guarantee in favor of the Indirect Foreign Issuing Lender may exceed the validity of the Indirect Foreign Credit Instrument by at least ten calendar days so long as such tenor is permitted under this Agreement.

(p)           Section 2.6(q)(i) of the Credit Agreement is hereby amended to read as follows:

(i)            The Parent Borrower may, by giving to the Administrative Agent, with a copy to the Foreign Trade Facility Agent, not less than 3 Business Days’ prior written notice, cancel the whole or any part (being a minimum of $10,000,000) of the then unused Bilateral Foreign Credit Instrument Issuing Commitments, Participation Foreign Credit Instrument Issuing Commitments and/or the Foreign Credit Commitments without premium or penalty (it being understood and agreed that any cancellation or termination of the Foreign Credit Commitments pursuant to this Section 2.6(q) shall be done on a pro rata basis but a cancellation or termination of a Bilateral Foreign Credit Instrument Issuing Commitment or a Participation Foreign Credit Instrument Issuing Commitment need not be done on a pro rata basis); provided that a notice of termination of the unused Bilateral Foreign Credit Instrument Issuing Commitments, Participation Foreign Credit Instrument Issuing Commitments and/or the Foreign Credit Commitments delivered by the Parent Borrower may state that such notice is conditioned upon the effectiveness or closing of other credit facilities, debt financings or Dispositions, in which case such notice may be revoked or the date specified therein extended by the Parent Borrower (by notice to the Administrative Agent and the Foreign Trade Facility Agent on or prior to the specified effective date) if such condition is not satisfied.

(q)           The last sentence of Section 2.6(t) of the Credit Agreement is hereby amended to read as follows:

If all the conditions precedent to issuance of a new Foreign Credit Instrument are satisfied, then in lieu of issuing a new Foreign Credit Instrument, such additional Bilateral Foreign Issuing Lender or Participation Foreign Issuing Lender may, at the written request of the Parent Borrower or the applicable Foreign Subsidiary Borrower and with the written consent of the Foreign Trade Facility Agent, roll into the Bilateral Foreign Trade Facility or the Foreign Trade Facility, as applicable, an outstanding undertaking that meets all of the requirements to be a Foreign Credit Instrument hereunder, in which case such undertaking shall thereafter be treated as if it were issued hereunder, and such Bilateral Foreign Issuing Lender or Participation Foreign Issuing Lender, as applicable, shall be deemed to represent and warrant that each such Foreign Credit Instrument that is rolled into the Bilateral Foreign Trade Facility or the Foreign Trade Facility, as applicable, complies with Section 2.6(c), Section 2.6(d), Section 2.6(e) and Section 2.6(f), as applicable.

(r)            The proviso in the first sentence of Section 2.12(b) of the Credit Agreement is hereby amended to read as follows:

provided that, (x) in the case of any event described in clause (a) or (b) of the definition of the term Prepayment Event, if the Parent Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Parent Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (“Reinvestment Net Proceeds”), within 360 days after receipt of such Net Proceeds, to make Permitted Acquisitions or Investments permitted by Section 6.5 or acquire real property, equipment or other assets to be used in the business of the Parent Borrower and the Subsidiaries, and certifying that no Default or Event of Default has occurred and is continuing, then no prepayment or Commitment reduction shall be required pursuant to this paragraph in respect of such event except to the extent of any Net Proceeds therefrom that have not been so applied by the end of such 360-day period, at which time a prepayment shall be required in an amount equal to the Net Proceeds that have not been so applied and (y) in the case of any event described in clause (d) of the definition of the term Prepayment Event, the Net Proceeds received with respect to such Prepayment Event shall be applied only to the prepayment of any outstanding amounts of the Incremental Term Loan X.

(s)           Section 2.13(b) of the Credit Agreement is hereby amended to read as follows:

(b)           Any mandatory prepayment of Incremental Term Loans (other than any mandatory prepayment of the Incremental Term Loan X with the Net Proceeds received with respect to any Prepayment Event described in clause (d) of the definition of the term Prepayment Event) by any Borrower shall be allocated among the Classes of Incremental Term Loans in the manner directed in writing by the Parent Borrower to the Administrative Agent.  Any mandatory prepayment of the Incremental Term Loan X with the Net Proceeds received with respect to any Prepayment Event described in clause (d) of the definition of the term Prepayment Event shall be allocated only to the prepayment of the Incremental Term Loan X.  Any optional prepayment of Incremental Term Loans shall be allocated to the Incremental Term Loans as directed in writing by the Parent Borrower to the Administrative Agent.  Amounts prepaid on account of any Incremental Term Loans may not be reborrowed.

(t)            Section 2.13(c) of the Credit Agreement is hereby amended to read as follows:

(c)           Each mandatory prepayment of any Incremental Term Loans shall be applied to the installments thereof in each case in the order as directed in writing by the Parent Borrower to the Administrative Agent.  Any optional prepayment of any Incremental Term Loans shall be applied to the installments of the applicable Incremental Term Loans in each case in the order as directed in writing by the Parent Borrower to the Administrative Agent.

(u)           The following sentence is hereby added at the end of Section 2.19(a) of the Credit Agreement to read as follows:

The provisions of this Section 2.19(a) shall not apply to any payment of a UK Obligor, as defined in Section 2.19A, and such payment shall instead be subject to the provisions of Section 2.19A.

(v)           The following sentence is hereby added at the end of Section 2.19(c) of the Credit Agreement to read as follows:

The provisions of this Section 2.19(c) shall not apply to any payment of a UK Obligor, as defined in Section 2.19A, and such payment shall instead be subject to the provisions of Section 2.19A.

(w)          The following sentence is hereby added at the end of Section 2.19(d) of the Credit Agreement to read as follows:

The provisions of this Section 2.19(d) shall not apply to any payment of a UK Obligor, as defined in Section 2.19A, and such payment shall instead be subject to the provisions of Section 2.19A.

(x)            The following new Section 2.19A is hereby added at the end of Section 2.19 of the Credit Agreement to read as follows:

Section 2.19A.      United Kingdom Matters.

The provisions of Section 2.19A shall apply only in relation to any Loan which is at any time outstanding between (i) any Lender and (ii) a Foreign Subsidiary Borrower resident in the UK or any other Borrower to whom the provisions of S.874 ITA would apply (ignoring any exceptions) on the payment of any amount of interest under such Loan, and each such Foreign Subsidiary Borrower or other Borrower shall be referred to in this Section 2.19A as a “UK Obligor”.

(a)           Definitions

In this Section 2.19A:

“CTA” means the United Kingdom Corporation Tax Act 2009.

“ITA” means the United Kingdom Income Tax Act 2007.

“Qualifying Lender” means:

(i)            a Lender (other than a Lender within paragraph (ii) below) which is beneficially entitled to interest payable to that Lender in respect of an advance under any Loan Document and is:

(A)          a Lender:

(aa)         which is a bank (as defined for the purpose of section 879 of the ITA) making an advance under any Loan Document; or

(bb)         in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that that advance was made,

and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance; or

(B)           a Lender which is:

(cc)         a company resident in the United Kingdom for United Kingdom tax purposes;

(dd)         a partnership each member of which is:

(a)           a company so resident in the United Kingdom; or

(b)           a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA;

(ee)         a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or

(C)           a Treaty Lender;

(ii)           a building society (as defined for the purposes of section 880 of the ITA) making an advance under a Loan).

“Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under any Loan Document is either:

(i)            a company resident in the United Kingdom for United Kingdom tax purposes;

(ii)           a partnership each member of which is:

(A)          a company so resident in the United Kingdom; or

(B)           a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(iii)          a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

“Tax Credit” means a credit against, relief or remission for, or repayment of, any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Taxes from a payment under any Loan Document.

“Tax Payment” means the increase in a payment made by a UK Obligor to a Lender under this Section 2.19A(b) (Tax gross-up).

“Treaty Lender” means a Lender which:

(i)            is treated as a resident of a Treaty State for the purposes of the Treaty; and

(ii)           does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in the Loan is effectively connected.

“Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.

“UK Non-Bank Lender” means a Lender which gives a Tax Confirmation in the UK Tax Certification which it executes on becoming a party.

“UK Tax Certification means the form attached in Schedule P.

Unless a contrary indication appears, in this Section 2.19A, a reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

(b)           Tax gross-up

(i)            Each UK Obligor shall make all payments to be made by it without any Tax Deduction unless a Tax Deduction is required by law.

(ii)           The Parent Borrower shall promptly upon becoming aware that a UK Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Administrative Agent accordingly.  Similarly, a Lender shall notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender.  If the Administrative Agent receives such notification from a Lender it shall notify the Parent Borrower and the relevant UK Obligor.

(iii)          If a Tax Deduction is required by law to be made by a UK Obligor as a result of a Tax imposed by the United Kingdom or as a result of any Tax imposed by any jurisdiction other than the United Kingdom that is not an Excluded Tax pursuant to clause (a), (b), (d) or (e) of the definition of Excluded Tax, the amount of the payment due from that UK Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(iv)          A payment shall not be increased under paragraph (iii) above by reason of a Tax Deduction on account of Taxes imposed by the United Kingdom, if on the date on which the payment falls due:

(A)          the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a Qualifying Lender, but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty or any published practice or published concession of any relevant taxing authority, save where (following any such change) if the UK Obligor can demonstrate that it would have been possible for the payment to have been made without the relevant Tax Deduction if the relevant Lender had completed, or co-operated in completing, any necessary procedural formalities provided that the UK Obligor provides reasonable notice of any such procedural formalities to such Lender and such Lender is legally entitled to complete such procedural formalities and in its reasonable judgment such completion would not materially prejudice its commercial or legal position or require disclosure of information it considers confidential or proprietary; or

(B)           the relevant Lender is a Qualifying Lender solely by virtue of paragraph (i)(B) of the definition of Qualifying Lender; and:

(aa)         an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the UK Obligor making the payment or from the Parent Borrower a certified copy of that Direction; and

(bb)         the payment could have been made to the Lender without any Tax Deduction if that Direction had not been made; or

(C)           the relevant Lender is a Qualifying Lender solely by virtue of paragraph (i)(B) of the definition of Qualifying Lender and:

(aa)         the relevant Lender has not given a Tax Confirmation to the Parent Borrower; and

(bb)         the payment could have been made to the Lender without any Tax Deduction if the Lender had given a Tax Confirmation to the Parent Borrower, on the basis that the Tax Confirmation would have enabled the UK Obligor to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA.

(D)          the relevant Lender is a Treaty Lender and the UK Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (vii) below; or

(E)           The relevant Lender has not completed the UK Tax Certification and the payment could have been made to the Lender without any Tax Deduction if the Lender had completed the UK Tax Certification.

(v)           If a UK Obligor is required to make a Tax Deduction, that UK Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(vi)          Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the UK Obligor making that Tax Deduction shall deliver to the Administrative Agent for the benefit of the Lender entitled to the payment a statement under section 975 of the ITA or other evidence reasonably satisfactory to that Lender that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(vii)         (a) Subject to paragraph (vii)(b) below, a Treaty Lender and each UK Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that UK Obligor to obtain authorisation to make that payment without a Tax Deduction.

(b)   Nothing in this paragraph shall require a Treaty Lender to:

A.    Register under the HRMC DT Treaty Passport Scheme;

B.    Apply the HMRC DT Treaty Passport Scheme to any Loan if it has so registered;

C.    File Treaty forms if it has included an indication to the effect that it wishes to apply the HMRC DT Treaty Passport Scheme to apply this agreement in accordance with paragraph (x) below or paragraph (d) below (HMRC DT Treaty Passport Scheme Confirmation) and the UK Obligor making that payment has not complied with its obligations under paragraph (xi) below or paragraph (d) (HMRC DT Treaty Passport Scheme Confirmation).

(viii)        A UK Non-Bank Lender which becomes a party on the day on which it enters into an Assignment and Assumption gives a Tax Confirmation to the UK Obligor by entering into the UK Tax Certification.

(ix)           A UK Non-Bank Lender shall promptly notify the Parent Borrower and the Administrative Agent if there is any change in the position from that set out in the Tax Confirmation.

(x)            A Treaty Lender which becomes a party on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall include an indication to that effect (for the benefit of the Administrative Agent and without liability to any UK Obligor) by including its scheme reference number and its jurisdiction of tax residence opposite its name in a UK Tax Certification.

(xi)           Where a Lender includes the indication described in paragraph (x) above in a UK Tax Certification:

(a)           each UK Obligor shall, to the extent that that Lender is a Lender under a Facility made available to that UK Obligor pursuant to Section 2.1 (Commitments; Incremental Facilities), file a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs within 30 days of the date of this Agreement and shall promptly provide the Lender with a copy of that filing; and

(b)           each UK Obligor which becomes a UK Obligor after the date of this Agreement shall, to the extent that that Lender is a Lender under a Facility made available to that UK Obligor pursuant to Section 2.1 (Commitments; Incremental Facilities), file a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs within 30 days of becoming a UK Obligor and shall promptly provide the Lender with a copy of that filing.

(xii)         If a Lender has not included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with paragraph (x) above or paragraph (d) (HMRC DT Treaty Passport scheme confirmation), no Obligor shall file any form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Commitment(s) or its participation in any Loan.

(c)           Tax indemnity

(i)            The Parent Borrower or UK Obligor shall (within three Business Days of demand by the Administrative Agent) pay to the Administrative Agent or a Lender an amount equal to the loss, liability or cost which the

Administrative Agent or the relevant Lender determines will be or has been (directly or indirectly) suffered for or on account of Tax imposed by the United Kingdom or any Tax imposed by any jurisdiction other than the United Kingdom that is not an Excluded Tax pursuant to clause (a), (b), (d) or (e) of the definition of Excluded Tax by the Administrative Agent or the relevant Lender in respect of a Loan Document.

(ii)           Section (c)(i) above shall not apply:

(A)          with respect to any Tax assessed on the Administrative Agent or a Lender:

(aa)         under the law of the jurisdiction in which the Administrative Agent or the relevant Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which the Administrative Agent or the relevant Lender is treated as resident for tax purposes; or

(bb)         under the law of the jurisdiction in which the Administrative Agent’s or the relevant Lender’s applicable lending office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by the Administrative Agent or the relevant Lender; or

(iii)          to the extent a loss, liability or cost:

(A)          is compensated for by an increased payment under Section 2.19A(b); or

(B)           would have been compensated for by an increased payment under Section 2.19A(b) but was not so compensated solely because one of the exclusions in Section 2.19A(b)(iv) applied.

(iv)          If the Administrative Agent or a Lender makes, or intends to make a claim under Section (c)(i) above, it shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Administrative Agent shall notify the Parent Borrower.

(v)           A Lender shall, on receiving a payment from an Obligor under Section (c)(i), notify the Administrative Agent.

(d)           Tax Credit

If a UK Obligor makes a Tax Payment and the relevant Lender determines that:

(i)            a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part or to that Tax Payment; and

(ii)           that Lender has obtained, utilised and retained that Tax Credit,

That Lender shall pay an amount to the UK Obligor which that Lender determines will leave it (after that payment) in the same after-Taxes position as it would have been in had the Tax Payment not been required to be made by the UK Obligor.

(e) Lender Status Confirmation

Each Lender which becomes a party to this Agreement after the date of this Agreement (“New Lender”) shall indicate, in the UK Tax Certification which it executes on becoming a party , and for the benefit of the Administrative Agent and without liability to any UK Obligor, which of the following categories it falls in:

(i)            not a Qualifying Lender;

(ii)           a Qualifying Lender (other than a Treaty Lender); or

(iii)          a Treaty Lender.

If a New Lender fails to indicate its status in accordance with this Section 2.19A(e) then such New Lender shall be treated for the purposes of this Agreement (including by each UK Obligor) as if it is not a Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the U.S. Borrower).  For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a Lender to comply with this Section 2.19A(e).

(f) HMRC DT Treaty Passport scheme confirmation

(i)            An Assignee that is a Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall include an indication to that effect (for the benefit of the Administrative Agent and without liability to any UK Obligor) in the UK Tax Certification which it executes by including its scheme reference number and its jurisdiction of tax residence in that UK Tax Certification.

(ii)           Where an Assignee includes the indication described in paragraph (ii) above in the relevant UK Tax Certification:

(A)          each UK Obligor which is a UK Obligor on the date on which the Assignee becomes a Lender under this Agreement shall, to the extent that the Assignee becomes a Lender under a Facility which is made available to the UK Obligor pursuant to Section 2.1 (Commitments; Incremental Facilities), file a duly completed form DTTP2 in respect of such Assignee with HM Revenue & Customs within 30 days from the date on which the Assignee becomes a Lender under this Agreement and shall promptly provide the Lender with a copy of that filing; and

(B)           each UK Obligor which becomes a party to this Agreement as a UK Obligor after the date on which the Assignee becomes a party shall, to the extent that that Assignee is a Lender under a Facility which is made available to that UK Obligor pursuant to Section 2.1 (Commitments; Incremental Facilities), file a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs within 30 days of the UK Obligor becoming a party to this Agreement and shall promptly provide the Lender with a copy of that filing.

(g)           Value Added Tax

(i)            All amounts set out or expressed in a Loan Document to be payable by any party to any Lender which (in whole or in part) constitute the consideration for a supply or supplies for value added tax (“VAT”) purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to paragraph (ii) below, if VAT is or becomes chargeable on any supply made by any Lender to any party under a Loan Document, that party shall pay to the Lender (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and such Lender shall promptly provide an appropriate VAT invoice to such party).

(ii)           If VAT is or becomes chargeable on any supply made by any Lender (the “Supplier”) to any other Lender (the “Recipient”) under a Loan and any party other than the Recipient (the “Subject Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for such supply to the Supplier (rather than being required to reimburse the Recipient in respect of that consideration), such Party shall also pay to the Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT.  The Recipient will promptly pay to the Subject Party an amount equal to any credit or repayment obtained by the Recipient from the relevant tax authority which the Recipient reasonably determines is in respect of such VAT.

(iii)          Where a Loan Document requires any party to reimburse or indemnify a Lender for any cost or expense, that party shall reimburse or indemnify (as the case may be) such Lender for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Lender reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(iv)          Any reference in this Section 2.19A(g) to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the United Kingdom Value Added Tax Act 1994).

(x)            Section 2.23(b) of the Credit Agreement is hereby amended to read as follows:

(b)           (i) Subject to the consent of the Foreign Trade Facility Agent, the Administrative Agent, the Participation Foreign Issuing Lenders (such consent not to be unreasonably withheld, delayed or conditioned) and all of the Lenders with a Foreign Credit Commitment (such consent not to be unreasonably withheld, delayed or conditioned), the Parent Borrower may designate any Foreign Subsidiary of the Parent Borrower as a Foreign Subsidiary Borrower under the Foreign Trade Facility by delivery to the Foreign Trade Facility Agent and the Administrative Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary, the Parent Borrower, the Foreign Trade Facility Agent and the Administrative Agent and upon such delivery such Subsidiary shall for all purposes of this Agreement be a Foreign Subsidiary Borrower under the Foreign Trade Facility and a party to this Agreement until the Parent Borrower shall have executed and delivered to the Foreign Trade Facility Agent and the Administrative Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Foreign Subsidiary Borrower under the Foreign Trade Facility.

(ii) Subject to the consent of the Foreign Trade Facility Agent, the Administrative Agent and the Bilateral Foreign Issuing Lenders (such consent not to be unreasonably withheld, delayed or conditioned), the Parent Borrower may designate any Foreign Subsidiary of the Parent Borrower as a Foreign Subsidiary Borrower under the Bilateral Foreign Trade Facility by delivery to the Foreign Trade Facility Agent and the Administrative Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary, the Parent Borrower, the Foreign Trade Facility Agent and the Administrative Agent and upon such delivery such Subsidiary shall for all purposes of this Agreement be a Foreign Subsidiary Borrower under the Bilateral Foreign Trade Facility and a party to this Agreement until the Parent Borrower shall have executed and delivered to the Foreign Trade Facility Agent and the Administrative Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Foreign Subsidiary Borrower under the Bilateral Foreign Trade Facility.

(iii) Notwithstanding the preceding clauses (i) and (ii), no such Borrowing Subsidiary Termination will become effective as to any Foreign Subsidiary Borrower under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, as applicable, at a time when any Obligations of such Foreign Subsidiary Borrower shall be outstanding thereunder or any applicable Foreign Credit Instruments issued for the account of such Foreign Subsidiary Borrower shall be outstanding (which shall not have been cash collateralized or otherwise supported in a manner consistent with the terms of Section 2.6(o)(iv) or the obligations of such Foreign Subsidiary Borrower in respect of each outstanding Foreign Credit Instrument shall not have been assumed by the Parent Borrower or another Foreign Subsidiary Borrower pursuant to a written assumption agreement in form and substance reasonably satisfactory to the Parent Borrower, such terminated Foreign Subsidiary Borrower, any Foreign Subsidiary Borrower that assumes obligations of such terminated Foreign Subsidiary Borrower, and the Foreign Trade Facility Agent), provided that such Borrowing Subsidiary Termination shall be effective to terminate such Foreign Subsidiary Borrower’s right to request further Foreign Credit

Instruments or other extensions of credit under the Foreign Trade Facility or the Bilateral Foreign Trade Facility, as applicable.

(z)            Section 2.23(d) of the Credit Agreement is hereby amended to read as follows:

(d)           The Administrative Agent shall promptly notify the Global Revolving Lenders of any Foreign Subsidiary Borrower added or terminated pursuant to Section 2.23(a), and the Foreign Trade Facility Agent shall promptly notify (i) each Participation Foreign Issuing Lender and Lenders with Foreign Credit Commitments of any Foreign Subsidiary Borrower added or terminated pursuant to Section 2.23(b)(i) and (ii) each Bilateral Foreign Issuing Lender of any Foreign Subsidiary Borrower added or terminated pursuant to Section 2.23(b)(ii).

(aa)         The last sentence of Section 9.4(b)(iii) of the Credit Agreement is hereby amended to read as follows:

The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and shall complete Exhibit P (UK Tax Certification) and deliver it to the Administrative Agent.

(bb)         Schedule 1.1A to the Credit Agreement is hereby amended to read as provided on Schedule 1.1A attached hereto.

(cc)         A new Schedule P is hereby added to the Credit Agreement to read as provided on Schedule P attached hereto.

(dd)         Exhibit E to the Credit Agreement is hereby amended to read as provided on Exhibit E attached hereto.

(ee)         Paragraph 1 of Exhibit G to the Credit Agreement is hereby amended to read as follows:

1.             Each Lender party hereto agrees to [increase the amount of its [Domestic Revolving][Global Revolving][Foreign Credit] [Bilateral Foreign Credit Issuing] Commitment by $                   , such that its aggregate [Domestic Revolving][Global Revolving][Foreign Credit] [Bilateral Foreign Credit Issuing] Commitment is $                   ] [make an Incremental Term Loan in the amount set forth opposite such Lender’s name below under the caption “Incremental Term Loan Amount.”]

(ff)           Exhibit O to the Credit Agreement is hereby amended to read as provided on Exhibit O attached hereto.

2.             Pledge Stock Consent.  Notwithstanding the terms of Section 5.11 of the Credit Agreement and the Guarantee and Collateral Agreement, the Administrative Agent and the Lenders agree that (a) the Parent Borrower shall not be required to pledge any Capital Stock of Ballantyne Holding Company so long as, on or before the date of funding of the Incremental Term Loan A (as defined in the applicable Incremental Facility Activation Notice) and/or Incremental Term Loan X, Johnston Ballantyne Holdings Limited becomes a “Grantor” under the Guarantee and Collateral Agreement and provides a non-recourse guarantee and pledge of 65% of the outstanding shares of voting stock of SPX Clyde

Luxembourg S.à r.l. in accordance with the terms of the Guarantee and Collateral Agreement, pursuant to an Assumption Agreement substantially in the form of Exhibit A attached hereto, and (ii) for the avoidance of doubt, none of Ballantyne Company, SPX Clyde Luxembourg S.à r.l. or SPX Clyde UK Limited shall be required to be a “Grantor” under the Guarantee and Collateral Agreement.

3.             Guarantee and Collateral Agreement.  By execution hereof, the Lenders hereby (a) consent to and approve the First Amendment to Guarantee and Collateral Agreement, a copy of which is attached hereto as Exhibit B and (b) authorize the Administrative Agent to execute such First Amendment to Guarantee and Collateral Agreement on their behalf.

4.             Conditions Precedent.  This Amendment shall be effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Parent Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent.

5.             Miscellaneous.

(a)           The Credit Agreement and the obligations of the parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)           Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)           Each of the Loan Parties hereby represents and warrants as follows:

(i)            Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)           The Parent Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Parent Borrower set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT BORROWER:	SPX CORPORATION,
a Delaware corporation

	By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Senior Vice President

FOREIGN SUBSIDIARY BORROWERS:	SPX COOLING TECHNOLOGIES GmbH,
a limited liability company formed in Germany

	By:	/s/ Drew T. Ladau
Name: Drew T. Ladau
Title: Managing Director

	By:	/s/ Robert J. Bartels
Name: Robert J. Bartels
Title: Managing Director

BALCKE-DÜRR GmbH,
a limited liability company formed in Germany

	By:	/s/ Drew T. Ladau
Name: Drew T. Ladau
Title: Managing Director

	By:	/s/ Robert J. Bartels
Name: Robert J. Bartels
Title: Managing Director

SPX FLOW TECHNOLOGY CRAWLEY LIMITED,
a company incorporated in England and Wales

	By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Director

SUBSIDIARY GUARANTORS:	THE MARLEY-WYLAIN COMPANY,
a Delaware corporation

	By:	/s/ Tom W. Blashill
Name: Tom Blashill
Title: President

FIRST AMENDMENT TO CREDIT AGREEMENT

WAUKESHA ELECTRIC SYSTEMS, INC.,
a Wisconsin corporation

By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Vice President and Secretary

MCT SERVICES LLC,
a Delaware limited liability company

By:	/s/ Drew T. Ladau
Name: Drew T. Ladau
Title: President

SPX HEAT TRANSFER INC.,
a Delaware corporation

By:	/s/ Drew T. Ladau
Name: Drew T. Ladau
Title: Chief Executive Officer

SPX FLOW TECHNOLOGY SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Vice President and Secretary

SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation

By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Executive Vice President and Secretary

THE MARLEY COMPANY LLC,
a Delaware limited liability company

By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Executive Vice President and Secretary

SPX HOLDING, INC.,
a Connecticut corporation

By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Vice President and Secretary

KAYEX CHINA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Kevin Lilly
Name: Kevin Lilly
Title: Vice President and Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Mollie S. Canup
Name: Mollie S. Canup
Title: Vice President

FOREIGN TRADE FACILITY AGENT:	DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as Foreign Trade Facility Agent

	By:	/s/ Karl-Heinz Schroeder
Name: Karl-Heinz Schroeder
Title: Managing Director

	By:	/s/ Christiane Roth
Name: Christiane Roth
Title: Director

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender, Issuing Lender and
Participation Foreign Issuing Lender

	By:	/s/ Chris Burns
Name: Chris Burns
Title: Vice President

THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ David Schwartzbard
Name: David Schwartzbard
Title: Director, Execution Head

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

	By:	/s/ Margeurite Sutton
Name: Marguerite Sutton
Title: Director

	By:	/s/ Carin Keegan
Name: Carin Keegan
Title: Director

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES,
as a Lender

By:		/s/ Matthew Havens
Name: Matthew Havens
Title: Assistant Vice President

By:		/s/ Sandy Bau
Name: Sandy Bau
Title: Associate

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:		/s/ George Stoecklein
Name: George Stoecklein
Title: Vice President

CITIBANK NA,
as a Lender

By:		/s/ Janice D’Arco
Name: Janice D’Arco
Title: Vice President

MIZUHO CORPORATE BANK, LTD.,
as a Lender

By:		/s/ David Lim
Name: David Lim
Title: Authorized Signatory

NORDEA BANK FINLAND PLC
NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

October 4, 2011

By:	/s/ Mogens R. Jensen	Gerald Chelius
Name: Mogens R. Jensen		Gerald Chelius
Title: Senior Vice President		Senior Vice President

SUNTRUST BANK,
as a Lender

By:		/s/ J. Lance Walton
Name: J. Lance Walton
Title: Senior Vice President

AUSTRALIA AND NEW ZEALAND BANKING
GROUP LIMITED,
as a Lender

By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Reed R. Menefee
Name: Reed R. Menefee
Title: Vice President, Global Relationship Manager

FIFTH THIRD BANK,
as a Lender

By:	/s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Scott Santa Cruz
Name: Scott Santa Cruz
Title: Managing Director

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Canty
Name: John Canty
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jessica L. Fabrizi
Name: Jessica L. Fabrizi
Title: Assistant Vice President

CHANG HWA COMMERCIAL BANK LTD.,
as a Lender

By:	/s/ Eric Y.S. Tsai
Name: Eric Y.S. Tsai
Title: VP & General Manager

TD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark Willner
Name: Mark Willner
Title: SVP

US BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Louis K. Beasley III
Name: Louis K. Beasley III
Title: Senior Vice President

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By:	/s/ Rachel Tresser
Name: Rachel Tresser
Title: Director

By:	/s/ Yuri Muzichenko
Name: Yuri Muzichenko
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender and Issuing Lender

By:	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

DBS BANK LTD., LOS ANGELES AGENCY,
as a Lender

By:	/s/ James McWalters
Name: James McWalters
Title: General Manager

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

DNB NOR BANK ASA,
as a Lender and Participation Foreign Issuing Lender

By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

By:	/s/ Pal Boger
Name: Pål Boger
Title: Vice President

BAYERISCHE LANDESBANK, NEW YORK
BRANCH,
as a Lender

By:	/s/ Michael Hintz
Name: Michael Hintz
Title: First Vice President

By:	/s/ Elke Videgain
Name: Elke Videgain
Title: Senior Vice President

EXHIBIT A

[FORM OF] ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [                        ], 2011 made by Johnston Ballantyne Holdings Limited (the “Additional Grantor”), in favor of Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in Guarantee and Collateral Agreement (defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement (defined below).

W I T N E S S E T H:

WHEREAS, SPX CORPORATION (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto (together with the Parent Borrower, the “Borrowers”), the Lenders, the Administrative Agent and Deutsche Bank AG Deutschlandgeschäft Branch, as foreign trade facility agent (in such capacity, the “Foreign Trade Facility Agent”) have entered into a Credit Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Credit Agreement dated as of October     , 2011, as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrowers and certain of their Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Guarantee and Collateral Agreement dated as of October     , 2011, as further amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement on the terms specified herein; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.                                       Guarantee and Collateral Agreement; Limited Recourse.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The information set forth in Annex 2-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement with respect to the Additional Grantor and SPX Clyde Luxembourg S.à r.l. is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.  Notwithstanding anything to the contrary contained in this Assumption Agreement, the Guarantee and Collateral Agreement, the Credit Agreement or any other Loan Document, whether express or implied (i) the Additional Grantor shall have no personal liability to the Administrative Agent or any Secured Party under this Assumption Agreement or the Guarantee and Collateral Agreement (including with respect to its guarantee under Section 2.1 of the Guarantee and Collateral Agreement) beyond the interest of the Additional Grantor in the shares of Capital Stock in SPX Clyde Luxembourg S.à r.l. pledged to the Administrative Agent pursuant to the terms of the Guarantee and Collateral Agreement, (ii) the Guarantor Obligations are nonrecourse to the Additional Grantor and (iii) no deficiency or other judgment may be sought or obtained against the Additional Grantor for the payment of any of the Guarantor Obligations.

2.                                     Governing Law.  THIS ASSUMPTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

3.                                       Counterparts.  This Assumption Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of this Assumption Agreement by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

JOHNSTON BALLANTYNE HOLDINGS LIMITED

By:
Name:
Title: Director

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Annex 2-A to

Assumption Agreement

Supplement to Schedule 1

[to be provided by the Parent Borrower]

Supplement to Schedule 2

[to be provided by Parent Borrower]

Supplement to Schedule 3

[to be provided by the Parent Borrower]

Supplement to Schedule 4

[to be provided by the Parent Borrower]

EXHIBIT B

[FORM OF] FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

THIS FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT dated as of October     , 2011 (the “Amendment”) is entered into among the Grantors and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Guarantee and Collateral Agreement (as defined below).

RECITALS

WHEREAS, the Grantors and the Administrative Agent entered into that certain Guarantee and Collateral Agreement dated as of June 30, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, the parties hereto agree to amend the Guarantee and Collateral Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments.  The Guarantee and Collateral Agreement is hereby amended as follows:

(a)                                  The definition of “Pledged Stock” in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended to add the following new clause (viii) at the end thereof to read as follows:

and (viii) in no event shall the Capital Stock of Ballantyne Holding Company, Ballantyne Company and Johnston Ballantyne Holdings Limited be Collateral or be required to be pledged or a security interest granted hereunder.

(b)                                 The definition of “Borrower Obligations” in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended to read, as follows:

“Borrower Obligations”: the collective reference to the unpaid principal of and interest (and premium, if any) on the Loans (including Incremental Term Loans), Reimbursement Obligations, Bilateral Foreign Credit Reimbursement Obligations and Participation Foreign Credit Reimbursement Obligations and all other obligations and liabilities of the Borrowers and the Subsidiary Guarantors (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans, Reimbursement Obligations, Bilateral Foreign Credit Reimbursement Obligations and Participation Foreign Credit Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any other Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter Incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Hedging Agreement of any Borrower or any Subsidiary Guarantor with any Lender or Affiliate of a Lender or Specified Cash Management Agreement with any Lender or any Affiliate of any Lender, in each case whether on account of principal, interest, premium, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Agent or to any other Secured Party that are required to be paid by any Borrower or any Subsidiary Guarantor pursuant to the terms of any of the foregoing agreements).

(c)                                  Paragraph (a) in Section 2.1 of the Guarantee and Collateral Agreement is amended to read as follows:

(a)                                Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent and the Secured Parties and their respective successors and permitted assigns, the prompt and complete payment and performance by each Borrower and each Guarantor when due (whether at the stated maturity, by acceleration or otherwise) of its Borrower Obligations (other than in respect of Excluded Taxes); provided, however, that the Parent Borrower’s guarantee obligations under this Section 2 shall be limited to the guarantee of the prompt and complete payment and performance by each Foreign Subsidiary Borrower and each Subsidiary Guarantor when due (whether at the stated maturity, by acceleration or otherwise) of its respective Borrower Obligations (other than in respect of Excluded Taxes).

(d)                                 The following paragraph (f) is hereby added at the end of Section 2.1 of the Guarantee and Collateral Agreement to read as follows:

(f)                                    Notwithstanding anything to the contrary contained in this Agreement, whether express or implied (i) Johnston Ballantyne Holdings Limited (including all directors, general or managing partners, officers, employees, agents, trustees and advisors thereof) shall have no personal liability to the Administrative Agent or any Secured Party under this Agreement (including with respect to its guarantee under this Section 2.1) beyond the interest of Johnston Ballantyne Holdings Limited in the shares of Capital Stock in SPX Clyde Luxembourg S.à r.l. pledged to the Administrative Agent pursuant to the terms hereof, (ii) the Guarantor Obligations are nonrecourse to Johnston Ballantyne Holdings Limited and (iii) no deficiency or other judgment may be sought or obtained against Johnston Ballantyne Holdings Limited for the payment of any of the Guarantor Obligations.

(e)                                  The following paragraph is hereby added at the end of Section 3 of the Guarantee and Collateral Agreement to read as follows:

Notwithstanding the terms of this Section 3 or any other Loan Document, (a) the Parent Borrower shall not be required to pledge any Capital Stock of Ballantyne Holding Company so long as, on or before the date of funding of the Incremental Term Loan A (as defined in the applicable Incremental Facility Activation Notice) and/or the Incremental Term Loan X, Johnston Ballantyne Holdings Limited becomes a “Grantor” under the Guarantee and Collateral Agreement and provides a non-recourse guarantee and pledge of 65% of the outstanding shares of voting stock of SPX Clyde Luxembourg S.à r.l. in accordance with the terms hereof, and (ii) for the avoidance of doubt, none of

Ballantyne Company, SPX Clyde Luxembourg S.à r.l. or SPX Clyde UK Limited shall be required to be a “Grantor” under the Guarantee and Collateral Agreement.

(f)                                    Schedule 2 of the Guarantee and Collateral Agreement is hereby amended to read as provided on Schedule 2 attached hereto.

2.                                       This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

3.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GRANTORS:	SPX CORPORATION,
a Delaware corporation

By:
Name:
Title:

THE MARLEY-WYLAIN COMPANY,
a Delaware corporation

By:
Name:
Title:

WAUKESHA ELECTRIC SYSTEMS, INC.,
a Wisconsin corporation

By:
Name:
Title:

MCT SERVICES LLC,
a Delaware limited liability company

By:
Name:
Title:

SPX HEAT TRANSFER INC.,
a Delaware corporation

By:
Name:
Title:

SPX FLOW TECHNOLOGY SYSTEMS, INC.,
a Delaware corporation

By:
Name:
Title:

SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation

By:

Name:
Title:

THE MARLEY COMPANY LLC,
a Delaware limited liability company

By:
Name:
Title:

KAYEX CHINA HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

SPX HOLDING INC.,
a Connecticut corporation

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name: Mollie S. Canup
Title: Vice President

SCHEDULE 1.1A

COMMITMENTS

[to be provided]

SCHEDULE P

[FORM OF] UK TAX CERTIFICATION

Reference is hereby made to the Credit Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Credit Agreement dated as of October     , 2011, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent.  Terms defined in the Credit Agreement shall have their defined meanings when used herein.

Pursuant to Section 2.19A of the Credit Agreement, the undersigned hereby certifies that

1. The Assignee confirms, for the benefit of the Administrative Agent and without liability to any UK Obligor (as defined in Section 2.19A), that it is:

(a) [a Qualifying Lender falling within paragraph (i)(A) or paragraph (ii) of the definition of Qualifying Lender];

(b) [a Treaty Lender];

(c) [not a Qualifying Lender].

[Delete as appropriate].

2. The Assignee confirms that the person beneficially entitled to interest payable to that Lender in respect of Loan is either:

(a) a company resident in the United Kingdom for United Kingdom tax purposes; or

(b) a partnership each member of which is:

(i) a company so resident in the United Kingdom; or

(ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or

(c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company. (For these purposes “CTA” has the same meaning as defined in Section 2.19A).[Include the confirmation in paragraph 2 above if Assignee comes within definition of paragraph (i)(B) of the definition of Qualifying Lender in Section 2.19A].

3. The Assignee confirms (for the benefit of the Administrative Agent and without liability to any UK Obligor) that it is a Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme (reference number [    ]) and is tax resident in [      ], so that interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and notifies the Parent Borrower that:

(a) each UK Obligor which is a UK Obligor on the date on which the Assignee becomes a Lender under this Agreement must, to the extent that the Assignee becomes a Lender under a Facility which is made available to that UK Obligor pursuant to Section 2.1 (Commitments; Incremental Facilities) of this Agreement, make an application to HM Revenue & Customs under form DTTP2 within 30 days of the date on which the Assignee becomes a Lender under this Agreement; and

(b) each UK Obligor which becomes a party to this Agreement as a UK Obligor after the date on which the Assignee becomes a party must, to the extent that the Assignee becomes a Lender under a Facility which is made available to that UK Obligor pursuant to Section 2.1 (Commitments; Incremental Facilities) of this Agreement, make an application to HM Revenue & Customs under form DTTP2 within 30 days of the UK Obligor becoming a party to this Agreement.

(For these purposes “UK Obligor” has the same meaning as defined in Section 2.19A).

[The confirmation in the paragraph 3 above must be included if the Assignee holds a passport under the HMRC DT Treaty Passport scheme and wishes that scheme to apply to the Agreement].

IN WITNESS WHEREOF, the undersigned has duly executed this certificate as of the      day of                       .

[Lender]

By:
Name:
Title:

EXHIBIT E

[FORM OF]
BORROWING SUBSIDIARY AGREEMENT(1)

BORROWING SUBSIDIARY AGREEMENT, dated as of                        20   (this “Agreement”), among [NAME OF FOREIGN SUBSIDIARY BORROWER], a                     (the “Subsidiary”), SPX CORPORATION, a Delaware corporation (the “Parent Borrower”), [DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH, as foreign trade facility agent (in such capacity, the “Foreign Trade Facility Agent”),] and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of June 30, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of October     , 2011 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the Foreign Subsidiary Borrowers (as defined in the Credit Agreement), the Lenders, the Administrative Agent and the Foreign Trade Facility Agent.

The parties hereto hereby agree as follows:

1.                                     Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.                                     Pursuant to Section 2.23[(a)][(b)] of the Credit Agreement, the Parent Borrower hereby designates the Subsidiary as a Foreign Subsidiary Borrower in respect of the [Global Revolving Facility][Foreign Trade Facility] [Bilateral Foreign Trade Facility] under the Credit Agreement.

3.                                     The Parent Borrower and the Subsidiary, jointly and severally, represent and warrant that the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof to the extent such representations and warranties relate to the Subsidiary and this Agreement.

4.                                     The Parent Borrower agrees that the guarantee of the Parent Borrower contained in the Guarantee and Collateral Agreement will apply to the obligations of the Subsidiary as a Foreign Subsidiary Borrower.

5.                                     For the avoidance of doubt, each party hereto acknowledges and agrees that (a) the Subsidiary shall not be liable for the Obligations of any other Loan Party and (b) the Obligations of the Subsidiary in respect of extensions of credit under the Credit Agreement shall not be secured by any assets of such Subsidiary.

6.                                     Upon execution of this Agreement by the Parent Borrower, the Subsidiary [, the Foreign Trade Facility Agent], the Administrative Agent [the Global Revolving Lenders] [the Foreign Issuing Lenders] [Lenders with a Foreign Credit Commitment], (a) the Subsidiary shall be a party to the Credit

(1)  The following agreement may be subject to adjustments that are customary for similar agreements entered into in the Foreign Subsidiary Borrower’s jurisdiction of organization or formation, provided that such adjustments are, in the reasonable opinion of counsel to such Borrower, required for the validity or enforceability of such agreement and are reasonably satisfactory to the Administrative Agent

Agreement and shall be a Foreign Subsidiary Borrower and a Borrower, in each case under the [Global Revolving Facility] [Foreign Trade Facility] [Bilateral Foreign Trade Facility], for all purposes thereof, and (b) the Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement.

7.                                     In the event of any inconsistency between the terms and conditions of the Credit Agreement and the terms and conditions of this Agreement, any form of [Letter of Credit] [Foreign Credit Instrument] application or other agreement submitted by a Borrower to, or entered into by a Borrower with, the applicable [Foreign] Issuing Lender relating to any [Letter of Credit] [Foreign Credit Instrument], the terms and conditions of the Credit Agreement shall control.

8.                                     This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (including Section 5-1401 and 5-1402 of the New York General Obligations Law).

9.                                     This Agreement may be executed in any number of counterparts (including by facsimile, pdf or other electronic transmission), each of which shall be an original, and all of which, when taken together, shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

[SUBSIDIARY]

By:
Name:
Title:

SPX CORPORATION

By:
Name:
Title:

[DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH],
as Foreign Trade Facility Agent

By:
Name:
Title:]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

[GLOBAL REVOLVING LENDERS]

By:
Name:
Title:

[FOREIGN ISSUING LENDERS]

By:
Name:
Title:

[LENDERS WITH A FOREIGN CREDIT COMMITMENT]

By:
Name:
Title:

Address for notices to Subsidiary:

EXHIBIT O

[FORM OF] FOREIGN ISSUING LENDER JOINDER AGREEMENT

THIS FOREIGN ISSUING LENDER JOINDER AGREEMENT (this “Agreement”) dated as of                    , 20     is among SPX CORPORATION, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers(2) identified on the signature pages hereto (the “Foreign Subsidiary Borrowers”), the Subsidiary Guarantors identified on the signature pages hereto (the “Subsidiary Guarantors”), [                              ] (the “New Foreign Issuing Lender”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) party to the Credit Agreement (as hereafter defined) and DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH, as the Foreign Trade Facility Agent (in such capacity, the “Foreign Trade Facility Agent”).

WITNESSETH

WHEREAS the Parent Borrower, the Foreign Subsidiary Borrowers, the Lenders, the Foreign Trade Facility Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Credit Agreement dated as of October     , 2011 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.6(t) of the Credit Agreement, the Parent Borrower has the right to designate additional Foreign Issuing Lenders to provide additional Participation Foreign Credit Instrument Issuing Commitments (an “Additional Participation Foreign Credit Instrument Issuing Commitment”) and/or additional Bilateral Foreign Credit Instrument Issuing Commitments (an “Additional Bilateral Foreign Credit Instrument Issuing Commitment”) and/or designate existing Foreign Issuing Lenders to provide an increase to its existing Participation Foreign Credit Instrument Issuing Commitment (an “Increased Participation Foreign Credit Instrument Issuing Commitment”) and/or its existing Bilateral Foreign Credit Instrument Issuing Commitments (an “Increased Bilateral Foreign Credit Instrument Issuing Commitment”); and

WHEREAS, the New Foreign Issuing Lender has agreed to provide a [$                      ] [Participation Foreign Credit Instrument Issuing Commitment] [Bilateral Foreign Credit Instrument Issuing Commitment] under the Credit Agreement which is an [Additional Participation Foreign Credit Instrument Issuing Commitment] [Additional Bilateral Foreign Credit Instrument Issuing Commitment] [Increased Participation Foreign Credit Instrument Issuing Commitment] [Increased Bilateral Foreign Credit Instrument Issuing Commitment] on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

(2)  Only include signature pages for those Foreign Subsidiary Borrowers under the Foreign Trade Facility.

2.                                       Commitment.  The New Foreign Issuing Lender hereby agrees that from and after the date hereof the New Foreign Issuing Lender shall have a [Participation Foreign Credit Instrument Issuing Commitment] [Bilateral Foreign Credit Instrument Issuing Commitment] of [$                    ] under the Credit Agreement.  [The Parent Borrower, the Foreign Subsidiary Borrowers and the New Foreign Issuing Lender hereby acknowledge, agree and confirm that the New Foreign Issuing Lender shall from and after the date hereof be deemed to be a party to the Credit Agreement in such capacity and a “Foreign Issuing Lender” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Foreign Issuing Lender under the Credit Agreement and the other Loan Documents as if the New Foreign Issuing Lender had executed the Credit Agreement] [If such New Foreign Issuing Lender is already a party to the Credit Agreement, the Parent Borrower, the Foreign Subsidiary Borrowers and the New Foreign Issuing Lender hereby acknowledge, agree and confirm that the New Foreign Issuing Lender shall continue to have all of the rights and obligations of a Foreign Issuing Lender under the Credit Agreement and the other Loan Documents].

3.                                       Conditions Precedent.  This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a)                                  receipt by the Administrative Agent of this Agreement executed by the Parent Borrower, the Foreign Subsidiary Borrowers, the Subsidiary Guarantors, the New Foreign Issuing Lender, the Foreign Trade Facility Agent and the Administrative Agent; and

(b)                                 receipt by the Administrative Agent of a certificate dated as of the date of the [Additional Participation Foreign Credit Instrument Issuing Commitment] [Additional Bilateral Foreign Credit Instrument Issuing Commitment] [Increased Participation Foreign Credit Instrument Issuing Commitment] [Increased Bilateral Foreign Credit Instrument Issuing Commitment] from a Responsible Officer of the Parent Borrower, certifying that, before and after giving effect to the [Additional Participation Foreign Credit Instrument Issuing Commitment] [Additional Bilateral Foreign Credit Instrument Issuing Commitment] [Increased Participation Foreign Credit Instrument Issuing Commitment] [Increased Bilateral Foreign Credit Instrument Issuing Commitment] , (A) the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date of the [Additional Participation Foreign Credit Instrument Issuing Commitment] [Additional Bilateral Foreign Credit Instrument Issuing Commitment] [Increased Participation Foreign Credit Instrument Issuing Commitment] [Increased Bilateral Foreign Credit Instrument Issuing Commitment], except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (B) no Default or Event of Default shall have occurred and be continuing.

4.                                       Notices.  The applicable address, facsimile number and electronic mail address of the New Foreign Issuing Lender for purposes of Section 9.1 of the Credit Agreement are as set forth in the administrative questionnaire delivered by the New Foreign Issuing Lender to the Administrative Agent, the Foreign Trade Facility Agent and the Parent Borrower on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by the New Foreign Issuing Lender in a notice to the Administrative Agent, the Foreign Trade Facility Agent and the Parent Borrower.

5.                                       Reaffirmation of Guarantee.  Each Subsidiary Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement and (b) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Subsidiary Guarantor’s obligations under the Loan Documents.

6.                                       Schedule 1.1A.  The parties hereto agree that Schedule 1.1A to the Credit Agreement is hereby deemed to be amended to reflect the [Additional Participation Foreign Credit Instrument Issuing Commitment] [Additional Bilateral Foreign Credit Instrument Issuing Commitment] [Increased Participation Foreign Credit Instrument Issuing Commitment] [Increased Bilateral Foreign Credit Instrument Issuing Commitment] of the New Foreign Issuing Lender.

7.                                       Acknowledgment by Agents.  Each of the Administrative Agent and the Foreign Trade Facility Agent hereby acknowledge and agree that the New Foreign Issuing Lender is reasonably acceptable to the Administrative Agent and the Foreign Trade Facility Agent.

8.                                       Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance, with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law).

9.                                       Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.  Delivery of any executed counterparts of this Agreement by telecopier, pdf or other electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parent Borrower, the Foreign Subsidiary Borrowers, the Subsidiary Guarantors, the New Foreign Issuing Lender, the Foreign Trade Facility Agent and the Administrative Agent have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

SPX CORPORATION,
a Delaware corporation

By:
Name:
Title:

[FOREIGN SUBSIDIARY BORROWER(S)]

By:
Name:
Title:

[SUBSIDIARY GUARANTOR(S)]

By:
Name:
Title:

[NEW FOREIGN ISSUING LENDER]

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as Foreign Trade Facility Agent

By:
Name:
Title:

By:
Name:
Title: